                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 16, 2002
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                            0-17288                     75-2193593
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(State or Other Jurisdiction        (Commission                 (IRS Employer
 of Incorporation)                  File Number)              Identification No.)

           5847 San Felipe, Suite 900, Houston, TX                  77057
           ---------------------------------------------------------------------
           (Address of Principal Executive Offices)             (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.     Other Events.
            ------------

            On May 16, 2002,  Tidel  Technologies,  Inc. issued a press release, set forth as Exhibit 99.1 to this Current Report,  announcing its second quarter results for fiscal 2002.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)         Exhibits
                        --------

                        Exhibit No.    Exhibits
                        -----------    --------

                        99.1           Press Release of Tidel Technologies, Inc.
                                       dated May 16, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Tidel Technologies, Inc.

Dated: May 16, 2002                          By:  /s/ Lenoard Carr
                                                  -----------------
                                                  Name:  Leonard Carr
                                                  Title: Senior Vice President